                                                                   EXHIBIT 10.14

                      SECOND AMENDMENT TO LEASE AGREEMENT
                      -----------------------------------
                           FOR "PARCELS 3, 4 AND 8"

                                (July 17, 1985)

     The following SECOND AMENDMENT TO LEASE AGREEMENT OF JULY 17, 1985 ("the Lease" herein) is made and entered into in duplicate as of the 28th day of
                                                               ----
December, 1990, pursuant to a minute order adopted by the City Council of the
--------
City of Long Beach on the 21st day of August, 1990, by and between CITY OF LONG BEACH, a municipal corporation, hereinafter referred to as "LANDLORD", and KILROY LONG BEACH ASSOCIATES, a California limited partnership, hereinafter referred to as "DEVELOPER".

     WHEREAS, on July 17, 1985, the Lease was entered into between the Landlord and Developer; and

     WHEREAS, on July 22, 1988, a Parcel Map No. 16960, in Book 208, Pgs. 92 through 100 of Parcel Maps was recorded in the Office of the County Recorder of Los Angeles County, State of California. This Parcel Map included the real property demised by the Lease and its amendments; and other real property (Parcel 8); and

     WHEREAS, on January 24, 1989, the All-Inclusive Lease was amended and subdivided by a First Amendment to Lease in accordance with Section 7.6 of said Lease between Landlord and Developer in order to develop Parcels 5 and 6; and

     WHEREAS, the parties hereto now desire to further amend the said subdivided Lease for Parcels 3, 4 and 8 in order to recognize and clarify certain issues arising out of a Development Agreement entered into between the Parties in September 1990;

      NOW, THEREFORE, the Lease between the parties hereto is hereby amended to read in its entirety as follows:

      1. Paragraph 3.13 is hereby added to the Lease to read in its entirety as follows:

      3.13 Effect of Paragraph 4.01B of Development Agreement on Paragraph 3.11
           --------------------------------------------------------------------
   of Lease.
   --------
      On December 5, 1990, City and Kilroy Long Beach Associates ("Developer" herein) entered into a Development Agreement relating, among other things, to Leased Parcels 1-6 as shown on Exhibit "A" of this Amendment. As to such parcels, the costs incurred by Developer or any of its successors or assigns pursuant to that Development Agreement, including but not limited to assessments or payments made in connection with implementation of the Long Beach Airport Traffic Mitigation Program as defined in the Development Agreement, may, if and as otherwise eligible under this Lease, be considered or construed to be costs of items in Subsections 3.11.1, 3.11.2 and 3.11.3 of this Lease for the purposes of a credit against future rental increases under its terms, and Developer shall thereupon receive any such credit for benefit assessments levied or payments made as a direct result of the Development Agreement against improvements on Parcels 1-6 under this Lease provided that:
      (1) No such credit shall be granted except as a result of any assessment levied or payments made which are attributable to improvements which have been actually constructed on or permitted for construction on Parcels 1-6 and, as to such, only on improvements on said Parcels not exceeding a cumulative total of 1,085,023 square feet of gross usable floor area; and

         (2) Developer shall not be eligible for any credit or interest, and no such credit or interest shall accrue, unless and until Developer has first actually paid a total of TWO MILLION DOLLARS ($2,000,000) in eligible costs under Subsections 3.11.1, 3.11.2 and 3.11.3 of this Lease; and

         (3) Interest shall only be calculated and credited or accrued as to payments made and assessments levied and paid which are attributable to improvements which have been actually constructed on or permitted for construction on Parcels 1-6 at the time Developer becomes eligible for credit under Subsection 3.13(2) hereinabove and then only to the extent that such amounts are credited against future rental increases within thirty (30) days of their payment by Developer. Such interest shall be paid at the average of the prime interest rates quoted monthly by Security Pacific National Bank or its successor bank during the term that said interest is accrued to the date credited; and

         (4) Developer shall not be eligible for any credit or interest under the terms of Subsections

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

     3.11.1, 3.11.2 and 3.11.3 of this Lease for assessments against or payments made relating to any other property wherever located other than the above-mentioned Parcels 1-6.

         (5) As used in this Section 3.13, "gross usable floor area" means gross floor area minus the primary entrance lobby to a building, utility and elevator cores, stairwells and bathrooms.

     2. In the event the Development Agreement alluded to in Paragraph 1 of this Amendment has not been executed by the parties on or before January 1, 1991, this Amendment shall be deemed null and void and of no further force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused these presents to be duly executed in duplicate with all the formalities required by law and the respective dates set forth opposite their signatures.

                                            CITY OF LONG BEACH, a municipal
                                            corporation


December 28, 1990                           By:         [Signature]
                                                 ---------------------------
                                                                City Manager

                                            LANDLORD

                                            KILROY LONG BEACH ASSOCIATES, a
                                            California limited partnership

                                            By:  KILROY INDUSTRIES, General
                                                 Partner

December 21, 1990                           By:  /s/ JOHN B. KILROY, JR.
                                                 ------------------------------
                                                 John B. Kilroy, Jr., President

                                            DEVELOPER

     The foregoing SECOND AMENDMENT TO LEASE is hereby approved as to form this 26th day of December, 1990.
----        --------

                                       JOHN R. CALHOUN, City Attorney



                                       By        [Signature]
                                          ---------------------------
                                                               Deputy

                          DEVELOPER'S ACKNOWLEDGMENT
                          --------------------------


STATE OF CALIFORNIA     )
                        )  ss.
COUNTY OF LOS ANGELES   )

     On December 21, 1990, before me, the undersigned, a Notary Public in and
        -----------
for said State, personally appeared John B. Kilroy, Jr. personally known to me
                                    ------------------
or proved to me on the basis of satisfactory evidence to be the person who executed this instrument as President of Kilroy Industries, the corporation that
                            ---------
executed this instrument as the general partner of Kilroy Long Beach Associates, a California Limited Partnership, the partnership that executed the within instrument, and acknowledged to me that such corporation executed the same as such partner and that said partnership executed the same.

     WITNESS my hand and official seal.


[SEAL]


[SEAL APPEARS HERE]
                                       /s/ Jane Gissi
                                       -----------------------------
                                       Notary Public in and for said
                                       County and State

                              AMENDMENT TO LEASE

                                  EXHIBIT "A"

                              CITY OF LONG BEACH
                             COUNTY OF LOS ANGELES
                              STATE OF CALIFORNIA









                              [MAP APPEARS HERE]

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